                                                                   EXHIBIT 10.47

                                                                    Confidential

                       Equity-For-Debt Exchange Agreement

This Equity-For-Debt Exchange Agreement ("Agreement"), dated as of August 22, 2001 ("Effective Date"), is entered into between Exodus Communications, Inc. ("Company") and Fir Tree (Fir Tree Value Fund, L.P., Fir Tree Institutional Value Fund, L.P., Fir Tree Value Partners LDC, and Fir Tree Recovery Master Fund, L.P., collectively "Fir Tree").

                                    Recitals
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1. Fir Tree wishes to exchange a total of

        $7,500,000 principal amount of Company's 11.625% senior notes due
        7/15/10,
        $6,000,000 principal amount of Company's 11.25% senior notes due 7/1/08, $17,000,000 principal amount of Company's 10.75% senior notes due 12/15/09,
        $56,000,000 principal amount of Company's 4.75% subordinated convertible notes due 7/15/08, and
        $15,500,000 principal amount of Company's 5.25% subordinated convertible notes due 2/15/08 (collectively, the "Bonds").

2. Fir Tree and the Company have agreed that it is in their mutual interest to exchange the Bonds for shares of the common stock of the Company.

3. In consideration of the premises and the agreements and representations contained herein, the parties hereto agree as follows:

                                   Agreement

A. Bond Exchange.
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On the Effective Date, Fir Tree will transfer and deliver the Bonds to Company and Company will deliver 18,637,096 shares of its common stock (the "Shares") to Fir Tree in exchange for the Bonds plus all claims arising out of or relating to the Bonds, including but not limited to any accrued but unpaid interest thereon.

B. Representations and Warranties.
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Company represents and warrants to Fir Tree that, assuming the accuracy of Fir Tree's representations and warranties herein:

        (1) the Shares when issued will be validly issued, fully paid and nonassessable, and will be free of any restrictive legend or other transfer restriction imposed by the Company;

        (2) the Shares are not subject to any restrictions on transfer under the Securities Act of 1933 (as amended), by virtue of the exemption contained in Section 3 (a) (9) thereof, or to restrictions on transfer under any other law of general applicability;

                                                                    Confidential

        (3) the issuance and delivery of the Shares to Fir Tree under this Agreement does not violate: (a) the Company's charter documents;
        (b) any agreement to which the Company is a party, including any indenture; or (c) any applicable federal or state statute, rule or regulation; and

        (4) no filing by the Company under the Securities Exchange Act of 1934 (as amended) at the time of such filing contained a misstatement of material fact or omitted to state a material fact necessary to make the statements therein not misleading.

Fir Tree represents and warrants to Company that:

        (1) Fir Tree conveys to Company hereunder good title to the Bonds, free and clear of liens, claims and encumbrances; and

        (2) Fir Tree is not an affiliate of Company, as the term "affiliate" is defined under the Securities Act and the rules and regulations thereunder.

C. Governing Law. This Agreement shall be governed by the laws of the State of
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New York without giving effect to the conflict of law rules contained therein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the Effective Date.

                                        FIR TREE VALUE FUND, L.P.
                                        FIR TREE INSTITUTIONAL VALUE FUND, L.P.
                                        FIR TREE VALUE PARTNERS LDC
                                        FIR TREE RECOVERY MASTER FUND, L.P.


                                        By: /s/  Jeff Tannenbaum
                                           ------------------------------------
                                        Name:  Jeff Tannenbaum
                                        Title: Authorized Person


                                        EXODUS COMMUNICATIONS, INC.


                                        By: /s/  William M. Austin
                                           ------------------------------------
                                        Name:  William M. Austin